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                       SECURITIES AND EXCHANGE COMMISSION


                            Washington, D.C.  20549


                                    FORM 8-K


               Current Report Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


        Date of Report (date of earliest event reported):  MAY 23, 1996


                        TITAN WHEEL INTERNATIONAL, INC.
             (Exact name of Registrant as specified in its Charter)


                                    ILLINOIS
                            (State of Incorporation)


                1-12936                                 36-3228472
        (Commission File Number)           (I.R.S. Employer Identification No.)


                      2701 SPRUCE STREET, QUINCY, IL 62301
         (Address of  principal executive offices, including Zip Code)


                                 (217) 228-6011
                               (Telephone Number)


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ITEM 5.                          OTHER EVENTS


On May 23, 1996, the Board of Directors of Titan Wheel International, Inc. ("Titan" or the "Company") authorized the buy back of up to five million shares (approximately 22 percent of the outstanding shares) of Titan common stock.
The Company may make these common stock purchases from time to time in the open market.
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                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       TITAN WHEEL INTERNATIONAL, INC.
                                       -------------------------------
                                                 (REGISTRANT)


DATE:  JUNE 28, 1996                             BY:  Kent W. Hackamack
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                                                      Kent W. Hackamack
                                                      Controller/Treasurer
                                                      (Chief accounting officer
                                                      and authorized signatory)